                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549


                                  Form 8-K


                               CURRENT REPORT

                          Pursuant to Section 13 of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) May 13, 1997

                            Owens-Illinois, Inc.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


      Delaware                     1-9576                 22-2781933
   ---------------               -----------         -------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File No.)          Identification No.)
   incorporation)


                         Owens-Illinois Group, Inc.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


      Delaware                    33-13061                34-1559348
   ---------------               -----------         -------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File No.)          Identification No.)
   incorporation)


      One SeaGate, Toledo, Ohio                              43666
--------------------------------------------------------------------------------
   (Address of principal executive offices)               (Zip code)

      Registrants' telephone number,
        including area code:                             419-247-5000





                           Exhibit Index -- Page 4


                              Page 1 of 6 pages
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Item 5.     Other Events.

            On May 13, 1997, Owens-Illinois, Inc. issued separate press releases announcing: (1) the public offering of 14,750,000 shares of common stock at a price of $28.50 per share, and (2) the public offering of $300 million principal amount of its 7.85% Senior Notes due May 15, 2004, and $300 million principal amount of its 8.10% Senior Notes due May 15, 2007. These press releases are set forth as Exhibits 99.1 and 99.2, respectively.


Item 7.     Financial Statements and Exhibits.

       (c)  Exhibits

            Exhibit 99.1 - Owens-Illinois press release dated May 13, 1997, announcing the public offering of 14,750,000 shares of common stock at a price of $28.50 per share.

            Exhibit 99.2 - Owens-Illinois press release dated May 13, 1997, announcing the public offering of $300 million principal amount of its 7.85% Senior Notes due May 15, 2004, and $300 million principal amount of its 8.10% Senior Notes due May 15, 2007.






























                              Page 2 of 6 pages
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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                   OWENS-ILLINOIS, INC.
                                   OWENS-ILLINOIS GROUP, INC.


                                   By   /s/ Lee A. Wesselmann
                                        ----------------------
                                          Lee A. Wesselmann
                                      Senior Vice President and
                                       Chief Financial Officer
                                    (Principal Financial Officer)




Dated:   May 14, 1997





























                              Page 3 of 6 pages

                                EXHIBIT INDEX


Exhibit
Number                             Exhibit                           Page

99.1        Owens-Illinois press release dated
            May 13, 1997, announcing the public
            offering of 14,750,000 shares of common
            stock at a price of $28.50 per share.                    5

99.2        Owens-Illinois press release dated
            May 13, 1997, announcing the public
            offering of $300 million principal
            amount of its 7.85% Senior Notes due
            May 15, 2004, and $300 million principal
            amount of its 8.10% Senior Notes due
            May 15, 2007.                                            6



































                              Page 4 of 6 pages